UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(First Amendment)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): November 6, 2012 (September 14, 2012)

Lone Star Gold, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-159561	45-2578051
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Americas Parkway NE, Suite 200, Albuquerque, NM 87110

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (505) 563-5828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 of the registrant’s Form 8-K filed with the Commission on September 19, 2012 is hereby amended to read in its entirety as follows:

ITEM 3.02 Unregistered Sales of Equity Securities.

On September 14, 2012, Lone Star Gold, Inc. (the “Company”) completed a sale of 653,595 shares of Common Stock, $0.001 par value per share, of the Company (“Shares”), to Fairhills Capital Offshore Ltd., a Cayman Islands exempted company (“Fairhills”). The Company sold the Shares to Fairhills for an aggregate purchase price of $50,000. The sale of the Shares to Fairhills was pursuant to a Securities Purchase Agreement between the Company and Fairhills dated September 14, 2012, as amended by Amendment No. 1 dated to be effective September 14, 2012 (the “Purchase Agreement”).

The Purchase Agreement requires the Company to use commercially reasonable efforts to file an Amended Registration Statement on Form S-1 with the Commission covering the resale of the Shares within 30 days of the date of the sale of the Shares. In addition, the Company shall use its commercially reasonable efforts to have the Amended Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the earlier of (i) 120 days after the deadline for filing of the Amended Registration Statement, or (ii) the 5th business day after the date that the Company is advised that the Amended Registration Statement will not be reviewed or is not subject to further review. The Company may be liable to pay liquidated damages to Fairhills of up to 6% of the aggregate amount of proceeds if either of these deadlines is not met, due to the Company not using its reasonable efforts to meet the deadline.

The Purchase Agreement also contains price protection provisions. If the value of the Shares is less than $50,000 at the earlier of (i) the date that the Registration Statement covering resale of the Shares is declared effective, or (ii) the date on which the Shares may be sold under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the Company will issue additional registered shares of Common Stock to Fairhills such that the total value of the Shares and the additional shares equals $50,000.

The proceeds of the sale of the Shares will be used to fund the general corporate expenses associated with the Company’s exploration and development activities.

The issuance of the Shares to Fairhills was not registered under the Securities Act. Instead, the issuance was completed in reliance upon an exemption from registration under the Securities Act. Fairhills has represented to the Company that it is an accredited investor, as defined in Rule 501 of Regulation D, or is not a “US person” as defined in Regulation S. The Shares issued to Fairhills will be “restricted securities” and any subsequent resale or transfer of those shares will have to be made pursuant to an exemption from or registration under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	LONE STAR GOLD, INC.

	By:	/s/ Dan Ferris
President, Treasurer and Secretary